Exhibit 99.B(J)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 27, 2006, relating to the financial statements and financial highlights which appears in the December 31, 2005 Annual Report to Shareholders of the Nova Fund, Inverse S&P 500 Fund, OTC Fund, Inverse OTC Fund, Dynamic S&P 500 Fund, Inverse Dynamic S&P 500 Fund, Dynamic OTC Fund, Inverse Dynamic OTC Fund, Mid-Cap Advantage Fund, Inverse Mid-Cap Fund, Government Bond Advantage Fund, Inverse Government Long Bond Fund, Europe Advantage Fund, Japan Advantage Fund, Dynamic Dow Fund, Inverse Dynamic Dow Fund, Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, Large-Cap Growth Fund, Dynamic Strengthening Dollar Fund, Dynamic Weakening Dollar Fund, Multi-Cap Core Equity Fund, Sector Rotation Fund, U.S. Government Money Market Fund, Banking Fund, Basic Materials Fund, Biotechnology Fund, Commodities Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, Utilities Fund, Absolute Return Strategies Fund, and Hedged Equity Fund (forty-eight of the funds of the Rydex Variable Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 27, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 27, 2006, relating to the financial statements and financial highlights which appear in the December 31, 2005 Annual Report to Shareholders of the Amerigo Fund and Clermont Fund (two of the funds of the Rydex Variable Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 27, 2006